Asset Backed Securities Portfolio Analysis
Encore
2005-4
Silent Second Loans
68 records

Selection Criteria: Silent Second Loans
Table of Contents
  Summary
  Principal Balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Original Combined Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  First Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Type
  Credit Grade
  Lien Position

1. Summary

Current Balance: 15,718,003.75
Number of Loans: 68
Avg Current Balance: 231,147.11
Interest Only Loans: 42.52
Fixed Rate Loans: 16.83
ARM: 83.17
WA Coupon: 7.106
WA Margin: 6.172
WA Max Rate: 14.156
WA Initial Adjustment Cap: 2.605
WA Periodic Cap: 2.000
WA Original LTV: 80.36
WA Original CLTV: 96.67
WA Original Term: 358
WA Remaining Term: 358
NZ WA FICO: 651
Owner Occupied: 99.14
Prepayment Penalty Percentage: 69.71
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(20.59%),FL(10.29%),MN(10.29%),VA(8.82%),GA(4.41%)
Conforming by Balance: 77.76

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
75,001 - 100,000	4	$368,750.00	2.35%	666	81.50%	7.860%	100.00%
100,001 - 125,000	7	806,990.00	5.13	575	84.98	8.172	100.00
125,001 - 150,000	12	1,641,331.00	10.44	596	76.98	7.438	91.72
150,001 - 175,000	4	648,020.00	4.12	600	79.41	7.836	100.00
175,001 - 200,000	4	761,400.00	4.84	605	79.10	7.992	100.00
200,001 - 250,000	9	2,018,690.00	12.84	659	80.59	6.895	100.00
250,001 - 300,000	14	3,936,000.00	25.04	621	81.09	7.156	100.00
300,001 - 400,000	9	3,151,820.00	20.05	710	80.47	6.702	100.00
400,001 - 500,000	3	1,343,500.00	8.55	716	83.18	6.433	100.00
500,001 - 600,000	2	1,045,000.00	6.65	687	76.02	6.692	100.00
Total:	68	$15,721,501.00	100.00%	651	80.36%	7.106%	99.14%

Minimum Original Balance: 80,750
Maximum Original Balance: 530,000
Average Original Balance: 231,199

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
75,001 - 100,000	4	$368,621.79	2.35%	666	81.50%	96.99%	7.860%	100.00%
100,001 - 125,000	7	806,853.18	5.13	575	84.98	99.27	8.172	100.00
125,001 - 150,000	12	1,640,495.61	10.44	596	76.98	96.26	7.438	91.72
150,001 - 175,000	4	648,020.00	4.12	600	79.41	93.23	7.836	100.00
175,001 - 200,000	4	761,147.96	4.84	605	79.10	94.05	7.992	100.00
200,001 - 250,000	9	2,018,021.21	12.84	659	80.59	97.05	6.895	100.00
250,001 - 300,000	14	3,934,950.40	25.03	621	81.09	96.89	7.156	100.00
300,001 - 400,000	9	3,151,820.00	20.05	710	80.47	98.89	6.702	100.00
400,001 - 500,000	3	1,343,073.60	8.54	716	83.18	98.49	6.433	100.00
500,001 - 600,000	2	1,045,000.00	6.65	687	76.02	88.69	6.692	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Remaining Balance: 80,700
Maximum Remaining Balance: 530,000
Average Remaining Balance: 231,147

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
501 - 525	2	$358,063.37	2.28%	525	74.54%	82.03%	7.583%	100.00%
526 - 550	6	1,198,250.09	7.62	534	80.06	91.78	9.601	100.00
551 - 575	8	1,188,636.85	7.56	560	82.40	98.96	8.040	100.00
576 - 600	12	2,177,272.73	13.85	587	79.99	96.60	7.462	100.00
601 - 625	7	1,347,231.22	8.57	618	78.36	94.43	6.776	89.92
626 - 650	7	1,873,396.60	11.92	637	79.82	96.66	6.859	100.00
651 - 675	3	745,250.00	4.74	670	81.60	100.00	6.164	100.00
676 - 700	8	2,165,224.02	13.78	688	81.24	98.39	6.708	100.00
701 - 725	5	1,552,673.60	9.88	719	82.75	98.70	6.411	100.00
726 - 750	7	2,324,085.27	14.79	735	79.64	96.52	6.656	100.00
751 - 775	1	372,000.00	2.37	768	80.00	100.00	6.850	100.00
776 - 800	1	319,920.00	2.04	792	80.00	100.00	6.240	100.00
801 - 825	1	96,000.00	0.61	816	79.34	100.00	6.250	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum FICO: 525
Maximum FICO: 816
WA FICO: 651

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
121 - 180	1	$132,800.00	0.84%	592	80.00%	100.00%	7.190%	100.00%
301 - 360	67	15,585,203.75	99.16	651	80.36	96.64	7.105	99.13
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 358

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
180 or less	1	$132,800.00	0.84%	592	80.00%	100.00%	7.190%	100.00%
349 - 360	67	15,585,203.75	99.16	651	80.36	96.64	7.105	99.13
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Remaining Term: 180
Maximum Remaining Term: 360
WA Remaining Term: 358

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
SFR	51	$11,107,522.96	70.67%	635	80.89%	95.91%	7.341%	98.78%
Low-Rise Condo (1-4 Stories)	7	1,531,288.37	9.74	675	77.24	95.52	6.454	100.00
Detached PUD	5	1,467,192.42	9.33	700	80.00	100.00	6.732	100.00
2-Unit	3	952,000.00	6.06	683	80.00	100.00	6.281	100.00
Attached PUD/Townhome	2	660,000.00	4.20	706	80.00	100.00	6.671	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
OOC	67	$15,582,189.18	99.14%	651	80.36%	96.64%	7.098%	100.00%
Non-Owner Occ	1	135,814.57	0.86	618	80.00	100.00	7.938	0.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
Purchase	47	$10,172,589.36	64.72%	659	81.35%	99.05%	7.178%	98.66%
Refi-Cash Out	18	4,813,590.33	30.62	637	78.31	91.15	7.072	100.00
Refi-Rate/Term	3	731,824.06	4.66	627	80.00	100.00	6.326	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
50.01 - 60.00	1	$149,871.86	0.95%	610	57.47%	63.30%	6.790%	100.00%
60.01 - 70.00	2	450,000.00	2.86	571	68.71	85.63	6.617	100.00
70.01 - 80.00	53	12,545,112.57	79.81	658	79.44	97.48	7.064	98.92
80.01 - 90.00	11	2,492,319.36	15.86	628	88.01	96.49	7.379	100.00
90.01 - 100.00	1	80,699.96	0.51	683	95.00	100.00	8.390	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Original Loan-to-Value Ratio: 57.47
Maximum Original Loan-to-Value Ratio: 95.00
Weighted Average Original Loan-to-Value Ratio: 80.36

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11. Original Combined Loan to Value Ratio

Original Combined Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
60.01 - 70.00	1	$149,871.86	0.95%	610	57.47%	63.30%	6.790%	100.00%
70.01 - 80.00	1	155,000.00	0.99	525	67.39	71.71	7.050	100.00
80.01 - 90.00	9	2,513,197.22	15.99	622	78.43	88.65	7.667	100.00
90.01 - 100.00	57	12,899,934.67	82.07	658	81.16	98.92	7.001	98.95
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Original Combined-Loan-to-Value Ratio: 63.30
Maximum Original Combined-Loan-to-Value Ratio: 100.00
Weighted Average Combined-Original Loan-to-Value Ratio: 96.67

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
Arizona	1	$120,000.00	0.76%	559	80.00%	100.00%	7.990%	100.00%
California	14	4,683,007.91	29.79	658	79.83	97.83	6.970	100.00
Colorado	1	235,847.65	1.50	577	80.00	96.95	8.190	100.00
Florida	7	1,689,819.29	10.75	638	82.40	93.47	7.117	100.00
Georgia	3	552,613.84	3.52	595	80.00	100.00	7.011	100.00
Illinois	3	666,624.06	4.24	703	80.00	97.96	6.579	100.00
Indiana	1	117,600.00	0.75	627	80.00	100.00	7.790	100.00
Maryland	1	232,800.00	1.48	726	80.00	95.00	5.500	100.00
Massachusetts	3	599,071.86	3.81	679	74.36	90.82	6.731	100.00
Michigan	1	126,400.00	0.80	581	80.00	100.00	7.800	100.00
Minnesota	7	1,342,481.22	8.54	626	79.46	98.02	6.867	100.00
Nevada	1	186,923.90	1.19	527	76.33	85.42	10.390	100.00
New Hampshire	1	279,893.20	1.78	539	80.00	86.29	10.690	100.00
New Jersey	1	530,000.00	3.37	741	78.40	89.50	6.500	100.00
New York	3	736,000.00	4.68	707	79.91	100.00	6.401	100.00
North Carolina	3	515,863.37	3.28	545	80.00	92.54	8.081	100.00
Ohio	2	209,000.00	1.33	570	85.60	100.00	9.073	100.00
Oklahoma	1	117,000.00	0.74	621	90.00	100.00	7.250	100.00
Pennsylvania	1	427,073.60	2.72	719	90.00	95.26	5.990	100.00
South Carolina	3	307,953.14	1.96	592	89.39	98.08	8.507	100.00
Tennessee	1	143,920.00	0.92	639	80.00	100.00	7.500	100.00
Texas	3	471,502.59	3.00	652	80.00	100.00	6.947	100.00
Virginia	6	1,426,608.12	9.08	686	78.99	99.22	6.939	90.48
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Total Number Of States Represented:: 23

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
Stated Income	28	$7,427,076.22	47.25%	663	79.96%	96.73%	7.364%	98.17%
2 Yr Full Doc	22	4,939,315.82	31.42	634	80.77	95.80	7.036	100.00
1 Yr Full Doc	17	3,207,691.71	20.41	649	80.66	97.74	6.598	100.00
Full Doc - 12 Months Bank Statements	1	143,920.00	0.92	639	80.00	100.00	7.500	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
5.001 - 5.500	1	$232,800.00	1.48%	726	80.00%	95.00%	5.500%	100.00%
5.501 - 6.000	6	1,989,118.39	12.66	676	82.89	97.39	5.968	100.00
6.001 - 6.500	12	3,269,535.27	20.80	694	79.13	97.56	6.348	100.00
6.501 - 7.000	15	4,106,934.07	26.13	669	78.89	96.32	6.821	100.00
7.001 - 7.500	11	2,152,845.45	13.70	655	79.02	97.45	7.232	100.00
7.501 - 8.000	8	1,567,672.15	9.97	606	81.89	96.46	7.832	91.34
8.001 - 8.500	5	693,924.63	4.41	581	83.31	98.04	8.274	100.00
8.501 - 9.000	6	848,990.00	5.40	554	83.93	97.18	8.708	100.00
9.501 - 10.000	2	389,366.69	2.48	549	83.82	96.18	9.895	100.00
10.001 - 10.500	1	186,923.90	1.19	527	76.33	85.42	10.390	100.00
10.501 - 11.000	1	279,893.20	1.78	539	80.00	86.29	10.690	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

Minimum Rate: 5.500%
Maximum Rate: 10.690%
WA Rate: 7.106%

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
12.001 - 12.500	1	$232,800.00	1.78%	726	80.00%	95.00%	5.500%	100.00%
12.501 - 13.000	5	1,562,044.79	11.95	664	80.95	97.97	5.961	100.00
13.001 - 13.500	9	2,182,250.00	16.69	663	79.09	98.90	6.361	100.00
13.501 - 14.000	14	3,957,062.21	30.27	672	79.70	97.57	6.822	100.00
14.001 - 14.500	8	1,776,203.62	13.59	665	79.15	97.53	7.213	100.00
14.501 - 15.000	7	1,366,777.23	10.46	609	82.16	97.42	7.861	90.06
15.001 - 15.500	4	458,076.98	3.50	582	85.02	98.60	8.317	100.00
15.501 - 16.000	5	680,990.00	5.21	555	84.90	96.49	8.709	100.00
16.501 - 17.000	2	389,366.69	2.98	549	83.82	96.18	9.895	100.00
17.001 - 17.500	1	186,923.90	1.43	527	76.33	85.42	10.390	100.00
17.501 - 18.000	1	279,893.20	2.14	539	80.00	86.29	10.690	100.00
Total:	57	$13,072,388.62	100.00%	645	80.47%	97.30%	7.156%	98.96%

Minimum Maximum Rate: 12.500%
Maximum Maximum Rate: 17.690%
WA Maximum Rate: 14.156%

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
4.001 - 4.500	1	$199,824.06	1.53%	677	80.00%	100.00%	6.640%	100.00%
5.501 - 6.000	41	9,406,751.49	71.96	666	80.51	98.11	6.896	98.56
6.501 - 7.000	15	3,465,813.07	26.51	586	80.41	94.93	7.893	100.00
Total:	57	$13,072,388.62	100.00%	645	80.47%	97.30%	7.156%	98.96%

Minimum Gross Margin: 4.190%
Maximum Gross Margin: 6.990%
WA Gross Margin: 6.172%

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17. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
2007-08	5	$1,299,892.37	9.94%	606	78.29%	95.19%	6.935%	89.55%
2007-09	12	2,762,042.35	21.13	622	82.20	97.09	7.619	100.00
2007-10	25	5,538,420.00	42.37	671	79.57	97.52	7.033	100.00
2008-08	1	140,613.84	1.08	560	80.00	100.00	8.090	100.00
2008-09	5	1,294,830.06	9.91	608	81.15	97.27	7.356	100.00
2008-10	9	2,036,590.00	15.58	660	81.59	98.15	6.813	100.00
Total:	57	$13,072,388.62	100.00%	645	80.47%	97.30%	7.156%	98.96%

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18. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
0	21	$4,761,677.47	30.29%	689	79.71%	97.02%	6.824%	97.15%
12	3	793,773.90	5.05	647	80.64	96.57	7.905	100.00
24	27	6,274,671.23	39.92	630	80.47	95.72	7.272	100.00
36	17	3,887,881.15	24.74	639	80.91	97.81	7.018	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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19. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	22	$3,606,793.50	22.95%	604	80.71%	96.19%	7.892%	96.23%
ARM 2/28 Dual 40/20	7	1,787,711.22	11.37	631	80.57	97.55	6.758	100.00
ARM 2/28 /IO 60	11	3,648,650.00	23.21	700	79.42	97.28	6.785	100.00
ARM 2/28/IO 24	2	557,200.00	3.54	653	80.00	100.00	6.662	100.00
ARM 3/27	7	1,314,633.90	8.36	585	82.71	94.44	7.984	100.00
ARM 3/27 /IO 60	8	2,157,400.00	13.73	667	80.54	100.00	6.508	100.00
FR15	1	132,800.00	0.84	592	80.00	100.00	7.190	100.00
FR30	9	2,192,895.13	13.95	667	79.75	92.28	6.925	100.00
FR30 /IO 60	1	319,920.00	2.04	792	80.00	100.00	6.240	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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20. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
AA	49	$11,674,549.34	74.28%	673	80.70%	97.66%	6.832%	98.84%
A+	15	3,509,901.04	22.33	592	79.10	93.65	7.810	100.00
B	4	533,553.37	3.39	549	81.11	95.05	8.460	100.00
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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21. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% Owner Occupied
1	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%
Total:	68	$15,718,003.75	100.00%	651	80.36%	96.67%	7.106%	99.14%

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